Fees Summary	Apr. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 29,898.32
Total Transaction Valuation	216,497,627.65
Total Offset Amount	0.00
Net Fee	$ 29,898.32